UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2006

First Busey Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-15959	37-1078406
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 W. Main Street Urbana, IL	61801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 365-4513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry Into A Material Definitive Agreement.

On September 21, 2006, First Busey Corporation, a Nevada corporation (“First Busey”), announced it has entered into a merger of equals transaction pursuant to an Agreement and Plan of Merger, dated as of September 20, 2006 (the “Merger Agreement”), by and between First Busey and Main Street Trust, Inc., an Illinois corporation (“Main Street”), to be effected through the merger of Main Street with and into First Busey (the “Merger”), with First Busey surviving the Merger.  Following the effectiveness of the Merger, Busey Bank, a wholly-owned subsidiary of First Busey, and Main Street Bank & Trust, a wholly-owned subsidiary of Main Street, will be merged, with Busey Bank surviving the merger.  On September 21, 2006, First Busey issued a joint press release announcing the execution of the Merger Agreement (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The description of the Merger Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement.

Under the terms of the Merger Agreement, Main Street shareholders will receive 1.55 shares of common stock of First Busey for each share of common stock of Main Street (the “Exchange Ratio”) owned by the shareholder, with cash to be paid in lieu of fractional shares of First Busey common stock.  The exchange is expected to qualify as a tax-free transaction.  Main Street stock options will convert upon completion of the Merger into stock options with respect to First Busey common stock, subject to adjustment to reflect the Exchange Ratio.  The options held by employees of both First Busey and Main Street will accelerate upon completion of the Merger both as to vesting and as to exercisability.

The Merger has been approved by the Board of Directors of each of First Busey and Main Street, and is subject to certain regulatory approvals as well as the approval and adoption of the Merger Agreement by a majority of the shareholders of First Busey and Main Street, the receipt by Main Street and First Busey of opinions that the Merger will qualify as a tax-free transaction, and other customary closing conditions.  First Busey and Main Street have made customary representations and warranties about their business and covenants pending the closing of the Merger, including covenants by each of First Busey and Main Street to conduct its business in the ordinary course and to cause a shareholder meeting to be held to vote upon the Merger Agreement.  Each party has agreed not to (i) solicit proposals related to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.  First Busey will register under the Securities Act of 1933, as amended (the “Securities Act”), the shares to be issued in connection with the Merger.

Each party also has the right to terminate the Merger Agreement under certain circumstances.  Either First Busey or Main Street may, with certain exceptions, terminate the Merger Agreement if the Merger is not consummated by September 20, 2007.

Upon completion of the Merger and pursuant to the Merger Agreement, Douglas C. Mills, the Chairman, President and Chief Executive Officer of First Busey, will be appointed as the Chairman of the combined company through the 2009 annual meeting of shareholders of the combined company, after which, Gregory B. Lykins, the current Chairman of the Board of Main Street, is expected to be appointed as Chairman.  In addition, the Merger Agreement provides that Van A. Dukeman, the President and Chief Executive Officer of Main Street, will become President and Chief Executive Officer of the combined company and Chairman of the Board of Busey Bank. Lee O’Neill, Chairman and Chief Executive Officer of Busey Bank, will become President and Chief Executive Officer of the resulting bank.  David B. White, Executive Vice President, Treasurer and Chief Financial Officer of Main Street, will serve as the Executive Vice President and Chief Operating Officer of the combined company.  Barbara J. Harrington, Chief Financial Officer of First Busey, will continue to serve as the Chief Financial Officer and as an Executive Vice President of the combined company.  In connection with the Merger Agreement, Mr. Mills has entered into a letter agreement that provides for the terms of his appointment as Chairman, among other things, and Ms. Harrington has entered into an Employment Agreement, each of which is contingent upon the closing of the Merger and each of which is described below.

The combined company’s board of directors will initially be comprised of ten members, with five appointed by Main Street and five appointed by First Busey. As a result of the Merger, if approved and consummated, the First Busey articles of incorporation and by-laws will be amended to implement provisions relating to, among other things, the increase in total number of authorized shares of the combined company and the board of directors of the combined company after the Merger.

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of First Busey and Main Street. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to exceptions, qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement.

In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a shareholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement, together with the other information concerning First Busey and Main Street that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

On September 20, 2006, concurrently with execution of the Merger Agreement, First Busey entered into letter agreements with Douglas C. Mills, the Chairman of the Board of Directors, President and Chief Executive Officer of First Busey, and Edwin A. Scharlau II, Chairman of the Board of Busey Investment Group, and entered into employment agreements with David D. Mills, President and Chief Operating Officer of Busey Bank N.A., a wholly-owned subsidiary of First Busey, and Barbara J. Harrington, Chief Financial Officer of First Busey, each of which are contingent upon the effectiveness of the Merger and are described below.

Pursuant to the letter agreement with Mr. Douglas C. Mills (the “Mills Letter”), Mr. Mills agreed to resign from his officer positions with First Busey and its subsidiaries effective upon the closing of the Merger.  Additionally, the Mills Letter provides that, effective upon the closing of the Merger, Mr. Mills will receive a one-time variable change of control payment, equal to the greater of $900,000 or three times the “Severance Payment” as defined in the Mills Letter, subject to a cap of $995,000, plus a potential gross-up to cover excise taxes, if any.  Mr. Douglas Mills will continue as an employee and as Non-Executive Chairman of the Board of Directors of First Busey and receive an annual salary of $50,000.  The Mills Letter also includes a non-competition agreement, among other things.

Additionally, First Busey entered into a letter agreement with Mr. Edwin A. Scharlau II (the “Scharlau Letter”) pursuant to which Mr. Scharlau agreed to resign from his officer positions with First Busey and its subsidiaries effective upon closing of the Merger.  Additionally, the Scharlau Letter provides that, effective upon closing of the Merger, Mr. Scharlau will receive a one-time change of control payment of $500,000, plus a potential gross-up to cover excise taxes, if any, will continue as an employee and as the Non-Executive Vice Chairman of First Busey with an annual salary of $50,000, and will be subject to a non-competition agreement, among other things.

Furthermore, First Busey entered into an Employment Agreement with Mr. David D. Mills (the “Mills Agreement”), pursuant to which, upon effectiveness of the Merger, Mr. David Mills will serve as Executive Vice President of First Busey and as the President and Chief Executive Officer of Busey Bank N.A. with an annual base salary of $225,000, a bonus opportunity and other benefits.  Pursuant to the Mills Agreement, Mr. David Mills is entitled to a severance payment if he is terminated without cause or if he is constructively discharged or disabled.  Mr. David Mills is also entitled to a change of control payment if he terminates the Mills Agreement or First Busey or its successor terminates the Mills Agreement and Mr. Mills’ employment either within the 18 month period immediately preceding a change of control or at any time after a change of control.  The Mills Agreement also includes a non-competition agreement, among other things.

In addition, First Busey entered into an Employment Agreement with Ms. Barbara J. Harrington (the “Harrington Agreement”), pursuant to which, upon effectiveness of the Merger, Ms. Harrington will serve as Chief Financial Officer and Executive Vice President of First Busey, with an annual base salary of $145,000, a bonus opportunity and other benefits.  Pursuant to the Harrington Agreement, Ms. Harrington is entitled to a severance payment if she is terminated without cause or if she is constructively discharged or disabled.  Ms. Harrington is also entitled to a change of control payment if she terminates the Harrington Agreement or First Busey or its successor terminates the Harrington Agreement and Ms. Harrington’s employment either within the 18-month period immediately preceding a change of control or at any time after a change of control.  The Harrington Agreement also includes a non-competition agreement, among other things.

P. David Kuhl, the Chairman and Chief Executive Officer of Busey Bank, tendered his resignation, which was accepted on September 20, 2006 by the Board of Directors of Busey Bank, effective immediately.

Item 7.01.                                          Regulation FD Disclosure.

First Busey and Main Street held presentations for their Boards of Directors and employees and intend to hold presentations for shareholders and others regarding the proposed Merger.  At such presentations, First Busey and Main Street discussed and will discuss certain financial and other information relating to the Merger (the “Merger Presentation Materials”) and the Merger Agreement, as well as other items in the Press Release.

The Merger Presentation Materials are included as Exhibit 99.2 to this report and are incorporated into this Item 7.01 by reference.  The information in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act.

Additional Information About This Transaction

In connection with the merger, First Busey will file a registration statement, which will include a joint proxy statement/prospectus to be sent to each company’s stockholders, and Main Street will file the joint proxy statement, and each of First Busey and Main Street may file other relevant documents concerning the merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Busey and Main Street, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing First Busey’s website (http://www.busey.com), or by accessing Main Street’s website (http://www.mainstreettrust.com).  Copies can also be obtained, free of charge, by directing a request to First Busey Corporation, attn:  Barbara J. Harrington, 201 West Main Street, Urbana, IL  61801, telephone number:  (217) 365-4513; or to Main Street Trust, Inc., attn:  David B. White, 100 West University Avenue, Champaign, IL  61820, telephone number: (217) 351-6500.

First Busey and Main Street and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of First Busey and/or Main Street in connection with the merger. Information about the directors and executive officers of First Busey is set forth in the proxy statement for First Busey’s 2006 annual meeting of shareholders, as filed with the SEC on March 29, 2006, and in Current Reports on Form 8-K filed by First Busey with the SEC in 2006.  Information about the directors and executive officers of Main Street is set forth in the proxy statement for Main Street’s 2006 annual meeting of shareholders, as filed with the SEC on April 12, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. You may obtain free copies of these documents as described above.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

The information in this report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of First Busey and Main Street intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of each of First Busey and Main Street, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. The companies’ respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of each of First Busey and Main Street and their respective subsidiaries include, but are not limited to: the risk that the businesses of First Busey and/or Main Street in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Item 9.01.                                        Financial Statements And Exhibits.

(d) Exhibits

Number	Description

2.1	Agreement and Plan of Merger, dated September 20, 2006, by and among First Busey Corporation and Main Street Trust, Inc.

99.1	Press release dated September 21, 2006.

99.2.	Merger Presentation Materials (solely furnished and not filed for purposes of Item 7.01).

99.3	Letter agreement between First Busey Corporation and Douglas C. Mills, dated September 20, 2006.

99.4	Letter agreement between First Busey Corporation and Edwin A. Scharlau II, dated September 20, 2006.

99.5	Employment Agreement between First Busey Corporation and David D. Mills, dated September 20, 2006.

99.6	Employment Agreement between First Busey Corporation and Barbara J. Harrington, dated September 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Busey Corporation,
a Nevada corporation

By:	/s/ Barbara J. Harrington
Barbara J. Harrington
Chief Financial Officer

Date: September 21, 2006

Exhibit Index

Number	Description

2.1	Agreement and Plan of Merger, dated September20,2006, by and among First Busey Corporation and Main Street Trust, Inc.

99.1	Press release dated September 21, 2006.

99.2.	Merger Presentation Materials (solely furnished and not filed for purposes of Item 7.01).

99.3	Letter agreement between First Busey Corporation and Douglas C. Mills, dated September 20, 2006.

99.4	Letter agreement between First Busey Corporation and Edwin A. Scharlau II, dated September 20, 2006.

99.5	Employment Agreement between First Busey Corporation and David D. Mills, dated September 20, 2006.

99.6	Employment Agreement between First Busey Corporation and Barbara J. Harrington, dated September 20, 2006.